INVESTMENT COMPANIES

                  Investment Company Act file number  811-21727
                                                     -----------

                        First Trust Mortgage Income Fund
        ------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
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               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
        ------------------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code:  630-765-8000
                                                            --------------

                       Date of fiscal year end:  October 31
                                                ------------

                   Date of reporting period:  October 31, 2011
                                             ------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FIRST TRUST                                                           BROOKFIELD


                                  FIRST TRUST
                              MORTGAGE INCOME FUND


                                 ANNUAL REPORT
                               FOR THE YEAR ENDED
                                OCTOBER 31, 2011

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                                 ANNUAL REPORT
                                OCTOBER 31, 2011

Shareholder Letter...........................................................  1
At a Glance..................................................................  2
Portfolio Commentary.........................................................  3
Portfolio of Investments.....................................................  6
Statement of Assets and Liabilities.......................................... 12
Statement of Operations...................................................... 13
Statements of Changes in Net Assets.......................................... 14
Statement of Cash Flows...................................................... 15
Financial Highlights......................................................... 16
Notes to Financial Statements................................................ 17
Report of Independent Registered Public Accounting Firm...................... 24
Additional Information....................................................... 25
Board of Trustees and Officers............................................... 27
Privacy Policy............................................................... 29

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") (effective April 29, 2011, Brookfield replaced Fixed Income Discount Advisory Company ("FIDAC") as the Fund's sub-advisor - see Note 3 in the Notes to Financial Statements for additional information regarding the change in the Fund's sub-advisor) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Mortgage Income Fund (formerly known as First Trust/FIDAC Mortgage Income Fund - see Note 3 in the Notes to Financial Statements for additional information regarding the Fund's name change) (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Brookfield are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                     FIRST TRUST MORTGAGE INCOME FUND (FMY)
                        ANNUAL LETTER FROM THE PRESIDENT
                                OCTOBER 31, 2011


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Mortgage Income Fund (the "Fund").

First Trust Advisors L.P. ("First Trust"), now in our 20th year, has always believed that staying invested in quality products and having a long-term horizon can help investors reach their financial goals. Like many successful investors, we understand that success in the markets doesn't just happen--it requires a long-term investment perspective through all kinds of markets. Although the markets have been somewhat choppy over the past six months, the equity market is well above the lows it sank to during the recent recession.

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the period this report covers. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust.

First Trust remains committed to being a long-term investor and investment manager and to bringing you quality investment solutions regardless of market ups and downs. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. You may want to talk to your advisor about the other investments First Trust offers that might also fit your financial goals.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to 2012 and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
President of First Trust Mortgage Income Fund

FIRST TRUST MORTGAGE INCOME FUND
"AT A GLANCE"
AS OF OCTOBER 31, 2011 (UNAUDITED)

-----------------------------------------------------------------------
FUND STATISTICS
-----------------------------------------------------------------------
Symbol on New York Stock Exchange                                 FMY
Common Share Price                                             $18.94
Common Share Net Asset Value ("NAV")                           $18.43
Premium (Discount) to NAV                                        2.77%
Net Assets Applicable to Common Shares                    $75,014,241
Current Monthly Distribution per Common Share (1)              $0.160
Current Annualized Distribution per Common Share               $1.920
Current Distribution Rate on Closing Common Share Price (2)     10.14%
Current Distribution Rate on NAV (2)                            10.42%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-----------------------------------------------------------------------
                Common Share Price        NAV
10/31/2010      $20.70                    $19.59
                 20.12                     19.31
                 19.09                     19.44
                 19.72                     19.54
11/26/2010       19.50                     19.75
                 19.31                     19.70
                 18.69                     19.70
                 19.05                     19.79
                 19.59                     19.81
12/31/2010       19.38                     19.50
                 19.29                     19.61
                 18.82                     19.73
                 19.55                     19.71
1/28/2011        19.59                     19.75
                 19.20                     19.64
                 19.44                     19.70
                 19.69                     19.70
2/25/2011        20.07                     19.71
                 20.18                     19.71
                 19.83                     19.65
                 19.79                     19.64
3/25/2011        20.22                     19.76
                 20.25                     19.72
                 19.98                     19.81
                 20.07                     19.78
                 20.40                     19.72
4/29/2011        20.78                     19.68
                 20.59                     19.49
                 20.61                     19.53
                 20.89                     19.61
5/27/2011        20.98                     19.75
                 20.95                     19.69
                 20.22                     19.60
                 20.35                     19.56
6/24/2011        21.16                     19.59
                 20.74                     19.54
                 20.94                     19.77
                 20.87                     19.66
                 20.76                     19.70
7/29/2011        19.68                     19.50
                 19.39                     19.12
                 19.02                     18.70
                 19.01                     18.59
8/26/2011        19.16                     18.71
                 19.10                     18.61
                 19.00                     18.55
                 19.05                     18.58
                 18.94                     18.18
9/30/2011        18.66                     18.20
                 17.70                     18.05
                 18.54                     18.41
                 18.42                     18.39
                 18.82                     18.48
10/31/2011       18.94                     18.43


------------------------------------------------------------------------------------------
PERFORMANCE (3)
------------------------------------------------------------------------------------------
                                                            Average Annual Total Return
                                                    --------------------------------------
                                    1 Year Ended    5 Years Ended    Inception (5/25/2005)
                                     10/31/2011      10/31/2011          to 10/31/2011
FUND PERFORMANCE
NAV                                     4.60%           8.48%                7.29%
Market Value                            1.68%          11.36%                6.97%

INDEX PERFORMANCE
Barclays Capital U.S. MBS: Agency
   Fixed Rate MBS Index                 4.80%           7.01%                6.36%
------------------------------------------------------------------------------------------


------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
------------------------------------------------------------
Weighted Average Duration                            1.15
Weighted Average Life (Years)                        4.30
------------------------------------------------------------


------------------------------------------------------------
                                                  % OF TOTAL
 ASSET CLASSIFICATION                            INVESTMENTS
------------------------------------------------------------
Mortgage-Backed Securities                           52.3%
U.S. Government Agency Mortgage-Backed Securities    45.5
Asset-Backed Securities                               2.2
------------------------------------------------------------
Total                                               100.0%
                                                    ======


------------------------------------------------------------
                                                  % OF TOTAL
 SECURITY TYPE                                   INVESTMENTS
------------------------------------------------------------
Fixed Rate Securities                                58.7%
Adjustable Rate Securities                           25.0
Interest Only Securities                             16.3
------------------------------------------------------------
Total                                               100.0%
                                                    ======


------------------------------------------------------------
                                                  % OF TOTAL
                                                FIXED-INCOME
CREDIT QUALITY (4)                               INVESTMENTS
------------------------------------------------------------
AAA                                                  63.6%
AA+                                                   1.0
AA                                                    6.3
AA-                                                   1.1
A+                                                    2.6
A                                                     1.7
A-                                                    1.1
BBB                                                   0.6
BB                                                    1.4
BB-                                                   0.5
B+                                                    0.4
B                                                     2.7
B-                                                    3.0
CCC+                                                  5.8
CCC                                                   6.7
CC                                                    1.5
------------------------------------------------------------
Total                                               100.0%
                                                    ======


(1) Most recent distribution paid or declared through 10/31/2011. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 10/31/2011. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) The credit quality information presented reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw Hill Companies, Inc., Moody's Investors Service, Inc. or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher.

--------------------------------------------------------------------------------
                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                                  SUB-ADVISOR

BROOKFIELD INVESTMENT MANAGEMENT INC.

Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") is a global investment manager focused on specialized equity and fixed-income securities investments. The firm is a subsidiary of Brookfield Asset Management Inc., a global alternative asset manager with approximately $150 billion in assets under management as of September 30, 2011 and over 100 years of history in owning and operating assets with a focus on real estate, infrastructure, power and private equity. The combination of access to this operational experience, along with the breadth of Brookfield's product offerings and depth of its investment teams, provides enhanced opportunity for investment.

Brookfield is an SEC-registered investment advisor and with its affiliates, had approximately $21 billion in assets under management as of September 30, 2011. Headquartered in New York, the firm maintains offices and investment teams in Chicago, Boston, London, Hong Kong, Sydney, and Toronto.

                           PORTFOLIO MANAGEMENT TEAM

ANTHONY BREAKS, CFA
DIRECTOR

Mr. Breaks is a Portfolio Manager on the Securitized Products Investments team. Mr. Breaks is one of four team leaders in mortgage-backed securities ("MBS") and asset-backed securities ("ABS") and is a member of the team's securities analysis committee. In his role, Mr. Breaks is one of the team's portfolio managers. Mr. Breaks also has managed securitized product vehicles, such as structured investment vehicle ("SIV"), asset-backed commercial paper ("ABCP") and collateralized debt obligations ("CDOs") for Brookfield and has experience in insurance company asset management. Mr. Breaks earned a Bachelor of Science degree in Electrical Engineering from the Massachusetts Institute of Technology. He holds the Chartered Financial Analyst ("CFA") designation.

CHRIS WU
DIRECTOR

Mr. Wu is a Portfolio Manager on the Securitized Products Investment Team focusing on Agency MBS. He is responsible for the firm's Agency MBS exposures. He develops quantitative tools to formulate research and develop trading strategies for Agency MBS exposures. Mr. Wu holds an MBA from New York University as well as a Master of Science degree in Computer Science from the University of Saskatchewan. He also earned a Bachelor of Economics from Huazhong University of Science and Technology in China.

                                   COMMENTARY

FIRST TRUST MORTGAGE INCOME FUND

The First Trust Mortgage Income Fund's (the "Fund") primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund pursues its objectives by investing primarily in MBS representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of the Fund's Sub-Advisor, offer an attractive combination of credit quality, yield and maturity. These securities may be issued by government agencies or by private originators or issuers, generally in the form of pass-through certificates, collateralized mortgage obligations, residential mortgage- backed securities ("RMBS") or commercial mortgage-backed securities ("CMBS"). The Fund may leverage to an aggregate amount of up to 33-1/3% of the Fund's Managed Assets(1). The Fund uses leverage primarily through the use of repurchase agreements.

MARKET RECAP AND OUTLOOK

During the last few months, worries about European sovereign debt and core European Union ("EU") banks have weighed heavily on stocks and many sectors of fixed-income. Softer economic data in the U.S. has reinforced investor worry and resulted in some economists forecasting a double-dip recession. In response, investors have moved towards liquid, defensive assets such as U.S. Treasuries, bringing benchmark rates down to historical lows. Conversely, economically-sensitive assets (such as non-Agency RMBS and CMBS) have had price declines or at least underperformed Treasuries.

Price declines have generally been proportionate to economic sensitivity. Senior bonds, which are our focus, have fared better than junior bonds, as they have a first claim on the cash flows securing the deal. Therefore, senior bonds are last to take principal losses and if losses occur, they are typically less severe. Lower prices also mean higher yields and so we see attractive opportunities to deploy the Fund's cash and increase income in the portfolio.


-----------------------------

(1) The Fund's Managed Assets are the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

We believe prime MBS senior securities and CMBS "super duper" (refers to AAA-rated CMBS that are broken into "junior" parts, have a 30% credit enhancement and have added extension risk) senior securities are attractive in the near- to medium- term and have an excellent combination of credit stability and income, in our opinion. Subprime, Alt-A and Option ARM-backed MBS have declined in value and we see some selective opportunities available. Supply has been low recently, but we will continue to take advantage of opportunities to add exposure to "story-specific" securities, our name for bonds with attractive nuances we think the market is missing.

Another element of our analysis is to compare non-Agency RMBS and CMBS to other comparable income-oriented sectors. Our analysis was that generally these alternatives seemed more expensive, more volatile, and economically-sensitive than securitized products and that, therefore, they may be more vulnerable to small changes in outlooks.

New issuance has continued to be minimal for RMBS in 2011, although $7 billion of CMBS was issued in the second quarter of 2011 and $10 billion through August 2011. Secondary supply has been primarily provided by traditional investment managers selling and boom-era CDOs liquidating their portfolios. European banks are large holders of RMBS, but have only sold a fraction of their positions. If pressure in Europe continues to build, we may see considerable supply from EU banks.

We continue to see demand from money managers and insurance companies. Many insurance companies are now increasing exposure to RMBS and CMBS due to their yields. With rates so low on Treasuries and investment-grade corporate bonds, the search for income has become more urgent. In fact, Treasuries are yielding less than inflation expectations and so investors are all but locking in a loss of buying power. The dynamic tension is between defensive credit positions that minimize risk and a need to meet return hurdles and earn sufficient income to meet liabilities. We believe RMBS and CMBS will remain attractive as they typically provide a healthy mix of stability and yield.

At today's prices, we view RMBS and CMBS as attractive for closed-end funds as well. Closed-end funds can now expect to improve return potential through repurchase agreements and other borrowings. With leverage available through insurance company balance sheets and to money managers through repurchase agreements, we see room for prices to increase as required yields decrease.

On the policy front, the Federal Reserve announced in August 2011 that it would likely hold interest rates near zero until at least mid-2013. It is unusual for the Federal Reserve to communicate its intentions for such a long period of time. Financial markets took this as a sign that the Federal Reserve believes the economy is weak and so equities and credit-oriented fixed-income sold off on this and other indications of a weaker recovery.

Also on the policy front, the U.S. government has a stated goal of encouraging higher levels of refinancing. Refinancing reduces monthly payments for consumers, thereby creating more capacity to spend and stimulate the economy. This has been attempted in several forms over the last few years and saw a renewed push recently. As with many areas of public policy, encouraging this refinancing has been difficult to implement. There are several barriers to refinancing for borrowers and the power to lessen those rests with the Federal Housing Financing Agency, or the FHFA (not the President or Congress directly), and so our projection is for a modest increase in refinancing activity. We have targeted investments in loan pools with coupons above current mortgage levels but with secondary characteristics likely to lessen refinancing.

The EU continues to struggle with Greece and other heavily-indebted countries within the Union. Greece debt yields exceeded 24.7% as of October 31, 2011, with the expectation of a 50% reduction in debt principal. Temporary support from the European Central Bank ("ECB") and International Monetary Fund ("IMF") are providing breathing room to Greece as well, and major policy initiatives to leverage existing funds are working their way through European legislatures.

The need for a solution is gaining urgency as market fears have spilled over into the European banking system, with many banks losing half of their market capitalization in recent months and finding limited funding for dollar-denominated assets. Problems in Europe are causing global investors to be more defensive across all investment categories and so we have been watching developments in Europe carefully as they affect pricing in the Fund's focus sectors (despite being U.S. centric).

Agency MBS, which are securities backed by government guaranteed loans, have been strong performers over the past year. With this strong performance, prices have risen to substantial premiums to par. For most bonds within this sector, higher prices mean greater exposure to increased refinancing by borrowers. Since the outset of the financial crisis, refinancing activity has been limited by the large drop in home values and stricter underwriting standards. Even so, with Treasury rates falling to all-time lows, Agency MBS have lately struggled to match the price returns of Treasury bonds. We continue to view Agency MBS as a good alternative to Treasuries due to their high coupon payments and U.S. government equivalent credit.

Also notable during the period covered by this report, was the Federal Reserve's announcement that it will reinvest payments received on its RMBS portfolios into Agency MBS rather than Treasury bonds. We project that this constitutes $200 billion of additional demand for the sector, a more than 50% increase over core demand from private investors. This was very positive news for Agency MBS.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE ANALYSIS

For the twelve-month period ended October 31, 2011, the Fund had a total return(2) of 4.60% based on net asset value ("NAV"). For the period, the Fund traded from a premium to NAV of 5.67% to a premium to NAV of 2.77%, resulting in a total return2 of 1.68%, based on market price. During the period, the Fund's benchmark, the Barclays Capital U.S. MBS: Agency Fixed Rate MBS Index, returned 4.80%.

Over the course of the period, the Fund's primary purchases were investment-grade fixed-coupon CMBS and fixed-coupon non-Agency RMBS. The Fund was a net seller of Agency MBS as we repositioned the Fund for reduced prepayment risk as interest rates fell. The purchases were funded with existing cash, repaid principal on existing holdings and sales. We also increased the Fund's diversification by adding exposure to various sectors where we found relative value such as Manufactured Housing ("MH"). In total, the Fund purchased approximately $12.2 million in senior non-Agency RMBS, $14.1 million in senior CMBS and $1.1 million of senior MH bonds.

With the Board's approval of a below-investment grade allocation, the Fund added some lower-rated bonds during the period. We are focused on bonds that have stable yield profiles, despite a non-investment grade rating. One sector we find particularly attractive is senior prime RMBS in which Fund purchases totaled $10.3 million for the period. Currently, we see 6.5% to 7.5% yields, loss adjusted, with moderate degradation, if losses come in higher than expected. Anchoring the yield are modest losses, high coupons and a discounted price.

We also prefer the most senior bonds in CMBS purchases. They have a great deal of credit enhancement to avoid losses and consequently have high investment-grade ratings. When spreads on these bonds widen, we see a great opportunity to pick up spread to Agencies with more price upside potential. MH is similarly remote from principal loss and with higher spreads, although it is slower to find price appreciation in an improving market.

Currently, the leverage of the Fund is relatively low at 23.49% of the Fund's Managed Assets, as of October 31, 2011, given that the Fund may utilize leverage in an amount up to 33-1/3% of Managed Assets. Where our overall budget for risk warrants it and when the return opportunities are compelling, we are likely to increase leverage in an attempt to improve returns. In periods of stability, this may be an especially important tool.

-----------------------------

(2) Total return is based on the combination of reinvested dividend, capital gains and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

FIRST TRUST MORTGAGE INCOME FUND
PORTFOLIO OF INVESTMENTS (a)
OCTOBER 31, 2011

    PRINCIPAL                                                         STATED        STATED
      VALUE                        DESCRIPTION                        COUPON       MATURITY          VALUE
----------------  ---------------------------------------------     ----------   ------------   --------------
MORTGAGE-BACKED SECURITIES - 65.5%

                  COLLATERALIZED MORTGAGE OBLIGATIONS - 48.2%
                  Adjustable Rate Mortgage Trust
$        356,760   Series 2004-5, Class 1A1 (b)...............         2.96%       04/25/35     $      297,424
                  Banc of America Funding Corp.
       1,014,323   Series 2005-F, Class 4A1 (b)...............         2.78%       09/20/35            683,368
                  Banc of America Mortgage Securities
         109,951   Series 2002-L, Class 1A1 (b)...............         2.75%       12/25/32             83,353
         146,382   Series 2004-K, Class 4A1 (b)...............         5.25%       12/25/34            133,757
       1,509,000   Series 2007-1, Class 1A26 .................         6.00%       03/25/37          1,339,538
       3,035,516   Series 2007-3, Class 2A3 ..................         7.00%       09/25/37            397,364
                  Bear Stearns Adjustable Rate Mortgage Trust
       1,011,733   Series 2004-10, Class 12A3 (b).............         2.76%       01/25/35            799,035
       1,163,918   Series 2004-9, Class 12A3 (b)..............         2.88%       11/25/34          1,011,656
                  Chase Mortgage Finance Corp.
         678,939   Series 2007-A3, Class 3A1 (b)..............         5.84%       12/25/37            555,073
                  Countrywide Alternative Loan Trust
         307,724   Series 2004-14T2, Class A6 ................         5.50%       08/25/34            308,103
          28,733   Series 2004-1T1, Class A1 .................         5.00%       02/25/34             28,748
       1,397,774   Series 2005-J1, Class 2A1 .................         5.50%       02/25/25          1,358,903
                  Countrywide Home Loan Mortgage Pass
                      Through Trust
       1,253,115   Series 2006-21, Class A8 ..................         5.75%       02/25/37          1,029,823
         145,088   Series 2007-15, Class 2A2 .................         6.50%       09/25/37            116,307
                  Countrywide Home Loans
         332,771   Series 2004-HYB1, Class 2A (b).............         2.78%       05/20/34            275,320
         222,585   Series 2005-20, Class A7 ..................         5.25%       12/25/27            199,243
       1,069,843   Series 2005-J4, Class A4 ..................         5.50%       11/25/35          1,062,574
                  Credit Suisse First Boston Mortgage
                      Securities Corp.
       2,029,913   Series 2004-AR2, Class 1A1 (b).............         2.73%       03/25/34          1,451,399
                  First Horizon Mortgage Trust
         530,148   Series 2005-8, Class 1A5 ..................         5.75%       02/25/36            527,116
         753,123   Series 2006-2, Class 1A3 ..................         6.00%       08/25/36            661,763
                  GMAC Mortgage Corporation Loan Trust
         382,074   Series 2004-AR1, Class 22A (b).............         2.96%       06/25/34            314,821
                  GSR Mortgage Loan Trust
         321,534   Series 2005-AR2, Class 5A1 (b).............         2.63%       04/25/35            267,749
       2,666,643   Series 2007-1F, Class 3A10, IO ............         6.00%       01/25/37            264,627
                  Harborview Mortgage Loan Trust
         312,764   Series 2004-1, Class 2A (b)................         2.65%       04/19/34            286,283
       1,240,541   Series 2004-6, Class 3A1 (b)...............         2.76%       08/19/34            882,675
                  JP Morgan Mortgage Trust
       2,742,598   Series 2005-ALT1, Class 4A1 (b)............         5.33%       10/25/35          2,006,656
                  JP Morgan Re-REMIC
       2,847,005   Series 2009-7, Class 12A1 (b) (c)..........         6.25%       01/27/37          2,906,691
                  MASTR Alternative Loan Trust
         660,924   Series 2004-8, Class 5A1 ..................         6.00%       09/25/34            697,869
                  MASTR Asset Securitization Trust
       1,200,645   Series 2006-2, Class 1A10 (b)..............         6.00%       06/25/36          1,086,105


Page 6                 See Notes to Financial Statements


FIRST TRUST MORTGAGE INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
OCTOBER 31, 2011

    PRINCIPAL                                                         STATED        STATED
      VALUE                        DESCRIPTION                        COUPON       MATURITY          VALUE
----------------  ---------------------------------------------     ----------   ------------   --------------
MORTGAGE-BACKED SECURITIES - (CONTINUED)

                  COLLATERALIZED MORTGAGE OBLIGATIONS - (CONTINUED)
                  Merrill Lynch Mortgage Investors Trust
$      1,488,965   Series 2005-A7, Class 2A1 (b)..............         5.25%       09/25/35     $    1,267,052
                  Morgan Stanley Mortgage Loan Trust
         251,458   Series 2004-7AR, Class 2A6 (b).............         2.48%       09/25/34            221,053
                  Provident Funding Mortgage Loan Trust
         486,405   Series 2005-1, Class 1A1 (b)...............         2.67%       05/25/35            404,976
                  Residential Accredit Loans, Inc.
         112,046   Series 2002-QS18, Class A1 ................         5.50%       12/25/17            114,559
       1,152,939   Series 2004-QS2, Class CB .................         5.75%       02/25/34          1,167,942
                  Residential Funding Mortgage Securities I
         485,699   Series 2005-S5, Class A5 ..................         5.25%       07/25/35            472,684
                  Structured Asset Securities Corp.
         930,000   Series 2005-16, Class 1A2..................         5.50%       09/25/35            808,895
                  Wachovia Mortgage Loan Trust, LLC
       1,023,667   Series 2006-A, Class 3A1 (b)...............         4.85%       05/20/36            899,131
                  Washington Mutual Msc Mortgage Pass-
                      Through
         762,966   Series 2004-RA1, Class 2A .................         7.00%       03/25/34            814,867
                  Wells Fargo Mortgage Backed Securities Trust
       2,746,000   Series 2005-9, Class 2A9 ..................         5.25%       10/25/35          2,571,438
         671,450   Series 2005-AR16, Class 1A1 (b)............         2.74%       10/25/35            674,732
         495,000   Series 2006-AR1, Class 2A5 (b).............         5.37%       03/25/36            438,285
         309,821   Series 2006-AR10, Class 5A2 (b)............         2.73%       07/25/36            226,380
       1,798,926   Series 2007-10, Class 1A18 ................         6.00%       07/25/37          1,658,546
       1,622,630   Series 2007-16, Class 1A1 .................         6.00%       12/28/37          1,675,501
       1,144,279   Series 2007-2, Class 1A13 .................         6.00%       03/25/37          1,021,629
         265,000   Series 2007-8, Class 2A2 ..................         6.00%       07/25/37            249,899
         425,986   Series 2007-8, Class 2A7 ..................         6.00%       07/25/37            421,030
                                                                                                --------------
                  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS ................................        36,141,942
                                                                                                --------------

                  COMMERCIAL MORTGAGE-BACKED SECURITIES - 17.3%
                  Banc of America Merrill Lynch Commercial
                      Mortgage, Inc.
       1,000,000   Series 2007-2, Class A4 (b) (e)............         5.81%       04/10/49          1,070,918
                  Citigroup/Deutsche Bank Commercial Mortgage
                      Trust
       1,000,000   Series 2007-CD4, Class A4 .................         5.32%       12/11/49          1,051,228
                  Credit Suisse Mortgage Capital Certificates
         820,000   Series 2007-C2, Class A3 (b)...............         5.54%       01/15/49            848,303
                  Greenwich Capital Commercial Funding Corp.
       1,000,000   Series 2007-GG11, Class A4 (e).............         5.74%       12/10/49          1,064,003
       1,000,000   Series 2007-GG9, Class A4 .................         5.44%       03/10/39          1,071,224
                  GS Mortgage Securities Corp II
       1,000,000   Series 2007-GG10, Class A4 (b).............         5.98%       08/10/45          1,069,197
                  JP Morgan Chase Commercial Mortgage
                      Securities Corp
         905,000   Series 2007-CB18, Class A4 ................         5.44%       06/12/47            957,165


                       See Notes to Financial Statements                  Page 7

FIRST TRUST MORTGAGE INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
OCTOBER 31, 2011

    PRINCIPAL                                                         STATED        STATED
      VALUE                        DESCRIPTION                        COUPON       MATURITY          VALUE
----------------  ---------------------------------------------     ----------   ------------   --------------
MORTGAGE-BACKED SECURITIES - (CONTINUED)

                  COMMERCIAL MORTGAGE-BACKED SECURITIES - (CONTINUED)
                  LB-UBS Commercial Mortgage Trust
$      1,200,000   Series 2007-C7, Class A3 (b) (e)...........         5.87%       09/15/45     $    1,279,656
                  Merrill Lynch/Countrywide Commercial
                      Mortgage Trust
       1,200,000   Series 2007-7, Class A4 (b) (e)............         5.81%       06/12/50          1,264,835
                  Morgan Stanley Capital I, Inc.
       1,000,000   Series 2007-IQ14, Class A4 (b) (e).........         5.69%       04/15/49          1,052,377
                  Wachovia Bank Commercial Mortgage Trust
       1,000,000   Series 2007-C30, Class A5 (e)..............         5.34%       12/15/43          1,046,677
       1,000,000   Series 2007-C32, Class A3 (b) (e)..........         5.93%       06/15/49          1,048,470
                  Washington Mutual Alternative Mortgage
                      Pass-Through Certificates
          78,591   Series 2007-5, Class A11 (d)...............        38.01%       06/25/37            132,215
                                                                                                --------------
                  TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES ..............................        12,956,268
                                                                                                --------------
                  TOTAL MORTGAGE-BACKED SECURITIES .........................................        49,098,210
                  (Cost $49,775,529)                                                            --------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 56.9%
                  COLLATERALIZED MORTGAGE OBLIGATIONS - 32.9%
                  Federal Home Loan Mortgage Corp.
       1,473,521   Series 2641, Class SC (d)..................        13.41%       07/15/33          1,677,570
       6,340,214   Series 2807, Class SB, IO (d)..............         7.21%       11/15/33          1,002,796
         311,551   Series 2921, Class IQ, IO .................         5.00%       01/15/29              1,381
         152,463   Series 2938, Class PI, IO .................         5.00%       11/15/28              1,044
         600,821   Series 3000, Class SU (d)..................        22.39%       04/15/35            723,209
         563,368   Series 3069, Class LI, IO .................         5.50%       08/15/32             38,022
         267,242   Series 3195, Class SX (d)..................        44.57%       07/15/36            546,058
       2,430,545   Series 3562, Class KI, IO .................         4.50%       11/15/22            127,693
          35,728   Series 3569, Class SN (d)..................        13.39%       08/15/39             36,287
       2,355,256   Series 3593, Class IP, IO .................         5.00%       06/15/36            170,865
       9,335,269   Series 3619, Class EI, IO .................         4.50%       05/15/24            766,052
       4,639,356   Series 3692, Class PS, IO (d)..............         6.36%       05/15/38            729,460
       2,319,536   Series 3702, Class SK (d)..................        13.97%       08/15/40          2,338,001
      12,543,146   Series 3726, Class KI, IO .................         3.50%       04/15/25          1,558,812
       5,803,678   Series 3870, Class WS, IO (d)..............         6.36%       06/15/31          1,007,795
                  Federal Home Loan Mortgage Corp., STRIP
       9,211,203   Series 227, Class IO, IO ..................         5.00%       12/01/34          1,354,752
       4,524,765   Series 232, Class IO, IO ..................         5.00%       08/01/35            740,816
                  Federal National Mortgage Association
       2,202,865   Series 2005-122, Class SN (d)..............        27.62%       01/25/36          3,367,732
         126,795   Series 2005-39, Class BI, IO ..............         5.00%       06/25/28                332
         306,020   Series 2005-91, Class SH (d)...............        22.94%       05/25/33            417,979
       2,814,307   Series 2008-50, Class AI, IO ..............         5.50%       06/25/23            173,199
         502,941   Series 2009-111, Class SB (d)..............         7.61%       04/25/35            505,625
       2,519,269   Series 2009-56, Class PI, IO ..............         5.00%       11/25/30             23,275
       6,229,090   Series 2010-103, Class ID, IO .............         5.00%       09/25/40          1,212,286
       9,165,945   Series 2010-139, Class KI, IO .............         1.09%       12/25/40            452,750
       4,936,404   Series 2010-142, Class PS, IO (d)..........         5.81%       05/25/40            564,010


Page 8                 See Notes to Financial Statements


FIRST TRUST MORTGAGE INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
OCTOBER 31, 2011

    PRINCIPAL                                                         STATED        STATED
      VALUE                        DESCRIPTION                        COUPON       MATURITY          VALUE
----------------  ---------------------------------------------     ----------   ------------   --------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - (CONTINUED)
                  COLLATERALIZED MORTGAGE OBLIGATIONS - (CONTINUED)
                  Federal National Mortgage Association - (Continued)
$      3,203,121   Series 2010-145, Class TI, IO .............         3.50%       12/25/20     $      280,292
      12,236,458   Series 2010-40, Class MI, IO ..............         4.50%       08/25/24          1,147,277
                  Federal National Mortgage Association, STRIP
       4,869,004   Series 360, Class 2, IO ...................         5.00%       08/01/35            773,826
       7,540,323   Series 406, Class 6, IO (d)................         4.00%       01/25/41            944,282
                  Government National Mortgage Association
       2,984,979   Series 2009-65, Class NJ, IO ..............         5.50%       07/20/39            385,930
       5,302,460   Series 2010-115, Class IQ, IO .............         4.50%       11/20/38            910,638
       5,544,938   Series 2011-69, Class CI, IO ..............         5.00%       03/20/36            667,915
                                                                                                --------------
                                                                                                    24,647,961
                                                                                                --------------
                  PASS-THROUGH SECURITIES - 24.0%
                  Federal Home Loan Mortgage Corp.
       2,710,807   Pool A94738 (e)............................         4.50%       11/01/40          2,864,190
       1,413,668   Pool K36017 (e)............................         5.00%       09/01/47          1,505,860
                  Federal National Mortgage Association
       3,740,603   Pool 831145 (e)............................         6.00%       12/01/35          4,147,977
       4,241,542   Pool 843971 (e)............................         6.00%       11/01/35          4,743,237
                  Federal National Mortgage Association REMICs
       2,545,246   Series 2005-83, Class LZ (e)...............         5.50%       10/25/35          2,720,805
       2,001,433   Series 2010-110, Class WG (e)..............         5.50%       09/25/40          2,030,121
                                                                                                --------------
                                                                                                    18,012,190
                                                                                                --------------
                  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES  .................        42,660,151
                                                                                                --------------
                  (Cost $41,707,308)

ASSET-BACKED SECURITIES - 2.8%
                  Green Tree Financial Corp.
         135,891   Series 1997-2, Class A6 (b)................            7.24%  06/15/28              149,507
         145,457   Series 1997-3, Class A6 ...................            7.32%  03/15/28              160,287
         182,267   Series 1997-7, Class A6 ...................            6.76%  07/15/29              196,546
                  Lehman ABS Manufactured Housing Contract Trust
         285,229   Series 2001-B, Class A4 ...................            5.27%  09/15/18              298,231
                  Mid-State Trust
         273,915   Series 2006-1, Class A ....................            5.79%  10/15/40              297,026
                  Park Place Securities, Inc.
       1,019,471   Series 2004-MHQ1, Class M1 (b).............            0.94%  12/25/34              984,858
                                                                                                --------------
                  TOTAL ASSET-BACKED SECURITIES  ...........................................         2,086,455
                  (Cost $2,051,717)                                                             --------------

                  TOTAL INVESTMENTS - 125.2%   ................                                     93,844,816
                  (Cost $93,534,554) (f)                                                        --------------


                       See Notes to Financial Statements                  Page 9

FIRST TRUST MORTGAGE INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
OCTOBER 31, 2011


   PRINCIPAL
      VALUE                                        DESCRIPTION                                      AMOUNT
----------------  ----------------------------------------------------------------------------  --------------
REVERSE REPURCHASE AGREEMENTS - (30.7%)

$     (6,313,000) With Credit Suisse 1.55% dated 09/06/11, to be repurchased at
                   $6,329,852 on 11/07/11.....................................................  $   (6,313,000)
      (8,439,500) With Credit Suisse 0.31% dated 09/14/11, to be repurchased at
                   $8,443,933 on 11/14/11.....................................................      (8,439,500)
      (4,123,000) With Credit Suisse 0.34% dated 10/18/11, to be repurchased at
                   $4,126,583 on 01/18/12.....................................................      (4,123,000)
      (4,118,250) With Credit Suisse 0.90% dated 10/31/11, to be repurchased at
                   $4,127,722 on 01/31/12.....................................................      (4,118,250)
                                                                                                --------------
                  TOTAL REVERSE REPURCHASE AGREEMENTS.........................................     (22,993,750)

                  NET OTHER ASSETS AND LIABILITIES - 5.5%.....................................       4,163,175
                                                                                                --------------
                  NET ASSETS - 100.0% ........................................................  $   75,014,241
                                                                                                ==============



(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Floating rate security. The interest rate shown reflects the rate in effect at October 31, 2011.

(c) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund does not have the right to demand that this security be registered. This security is valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A in the Notes to Financial Statements) and is not expressed as a discount to the carrying value of a comparable unrestricted security. This security was acquired on September 9, 2009, has a current carrying cost of $2,755,411, a carrying value per share of $1.02 and represents 3.87% of net assets.

(d) Inverse floating rate instrument. The interest rate shown reflects the rate in effect at October 31, 2011.

(e) This security or a portion of this security is segregated as collateral for reverse repurchase agreements.

(f) Aggregate cost for federal income tax purposes is $97,223,196. As of October 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $5,126,968 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $8,505,348.

IO Interest-Only Security -- Principal amount shown represents par value on which interest payments are based.

STRIP Separate Trading of Registered Interest and Principal of Securities


Page 10                See Notes to Financial Statements

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):


                                                                                           LEVEL 2          LEVEL 3
                                                          TOTAL            LEVEL 1       SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT          QUOTED        OBSERVABLE      UNOBSERVABLE
                                                        10/31/2011         PRICES          INPUTS           INPUTS
                                                      --------------   --------------   --------------   --------------
Mortgage-Backed Securities.........................   $   49,098,210   $           --   $   49,098,210   $           --
U.S. Government Agency Mortgage-Backed
  Securities.......................................       42,660,151               --       42,660,151               --
Asset-Backed Securities............................        2,086,455               --        2,086,455               --
                                                      --------------   --------------   --------------   --------------
TOTAL INVESTMENTS..................................   $   93,844,816   $           --   $   93,844,816   $           --
                                                      ==============   ==============   ==============   ==============


All transfers in and out of Level 3 securities during the period are assumed to be transferred on the last day of the period at their current value. The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.


INVESTMENTS AT FAIR                                                                CHANGE IN NET
VALUE USING SIGNIFICANT                                                              UNREALIZED           NET
UNOBSERVABLE INPUTS          BALANCE AS OF       TRANSFERS IN      NET REALIZED     APPRECIATION        PURCHASES   BALANCE AS OF
(LEVEL 3)                   OCTOBER 31, 2010   (OUT) OF LEVEL 3   GAINS (LOSSES)   (DEPRECIATION)       (SALES)    OCTOBER 31, 2011
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed
Securities                  $      3,747,608   $     (2,906,691)  $       33,150   $     (113,253)  $   (760,814)   $           --
                            ========================================================================================================


                       See Notes to Financial Statements                 Page 11

FIRST TRUST MORTGAGE INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2011

ASSETS:
Investments, at value
   (Cost $93,534,554) .........................................................................   $  93,844,816
Cash ..........................................................................................       3,054,966
Restricted cash ...............................................................................         490,000
Prepaid expenses ..............................................................................           8,158
Interest receivable ...........................................................................         802,340
                                                                                                  -------------
      Total Assets ............................................................................      98,200,280
                                                                                                  -------------
LIABILITIES:
Reverse repurchase agreements                                                                        22,993,750
Payables:
   Investment advisory fees ...................................................................          82,910
   Audit and tax fees .........................................................................          45,184
   Interest on reverse repurchase agreements ..................................................          19,358
   Printing fees ..............................................................................          11,602
   Investment securities purchased ............................................................           8,183
   Administrative fees ........................................................................           7,500
   Custodian fees .............................................................................           3,885
   Transfer agent fees ........................................................................           3,706
   Trustees' fees and expenses ................................................................           3,292
   Legal fees .................................................................................           1,976
   Financial reporting fees ...................................................................             771
Other liabilities .............................................................................           3,922
                                                                                                  -------------
      Total Liabilities........................................................................      23,186,039
                                                                                                  -------------
NET ASSETS                                                                                        $  75,014,241
                                                                                                  =============

NET ASSETS CONSIST OF:
Paid-in capital ...............................................................................   $  76,914,369
Par value .....................................................................................          40,708
Accumulated net investment income (loss) ......................................................       3,958,078
Accumulated net realized gain (loss) on investments ...........................................     (6,209,176)
Net unrealized appreciation (depreciation) on investments .....................................         310,262
                                                                                                  -------------
NET ASSETS                                                                                        $  75,014,241
                                                                                                  =============
NET ASSET VALUE, per Common Share outstanding (par value $0.01 per Common Share) ..............   $       18.43
                                                                                                  =============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....       4,070,832
                                                                                                  =============


Page 12                See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2011

INVESTMENT INCOME:
Interest.......................................................................................   $   8,630,275
                                                                                                  -------------
      Total investment income..................................................................       8,630,275
                                                                                                  -------------
EXPENSES:
Investment advisory fees.......................................................................         975,055
Excise tax expense.............................................................................         235,612
Administrative fees............................................................................          90,097
Legal fees.....................................................................................          88,986
Printing fees..................................................................................          75,795
Interest expense on reverse repurchase agreements..............................................          73,758
Audit and tax fees.............................................................................          45,835
Transfer agent fees............................................................................          41,841
Trustees' fees and expenses....................................................................          39,012
Custodian fees.................................................................................          15,866
Financial reporting fees.......................................................................           9,250
Other..........................................................................................          65,779
                                                                                                  -------------
      Total expenses...........................................................................       1,756,886
                                                                                                  -------------
NET INVESTMENT INCOME..........................................................................       6,873,389
                                                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
      Net realized gain (loss) on investments..................................................       1,524,527
      Net change in unrealized appreciation (depreciation) on investments......................      (4,901,731)
                                                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................      (3,377,204)
                                                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................   $   3,496,185
                                                                                                  =============


                       See Notes to Financial Statements                 Page 13

FIRST TRUST MORTGAGE INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                             YEAR            YEAR
                                                                                             ENDED           ENDED
                                                                                          10/31/2011      10/31/2010
                                                                                        -------------   -------------
OPERATIONS:
Net investment income (loss).......................................................     $   6,873,389   $   8,366,690
Net realized gain (loss)...........................................................         1,524,527      (1,453,923)
Net change in unrealized appreciation (depreciation)...............................        (4,901,731)       (354,361)
                                                                                        -------------   -------------

Net increase (decrease) in net assets resulting from operations....................         3,496,185       6,558,406
                                                                                        -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................        (8,244,891)     (6,682,196)
Net realized gain..................................................................                --              --
Return of capital..................................................................                --              --
                                                                                        -------------   -------------

Total distributions to shareholders................................................        (8,244,891)     (6,682,196)
                                                                                        -------------   -------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested.............................................           268,427         156,220
                                                                                        -------------   -------------
Net increase (decrease) in net assets resulting from capital transactions..........           268,427         156,220
                                                                                        -------------   -------------
Total increase (decrease) in net assets............................................        (4,480,279)         32,430

NET ASSETS:
Beginning of period................................................................        79,494,520      79,462,090
                                                                                        -------------   -------------
End of period......................................................................     $  75,014,241   $  79,494,520
                                                                                        =============   =============
Accumulated net investment income (loss) at end of period..........................     $   3,958,078   $   4,493,077
                                                                                        =============   =============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period...............................................         4,056,945       4,048,993
Common Shares issued as reinvestment under the Dividend Reinvestment Plan..........            13,887           7,952
                                                                                        -------------   -------------
Common Shares at end of period.....................................................         4,070,832       4,056,945
                                                                                        =============   =============


Page 14                See Notes to Financial Statements

FIRST TRUST MORTGAGE INCOME FUND
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 2011

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations ...................    $    3,496,185
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Purchases of investments.....................................................       (54,923,649)
      Sales, maturities and paydowns on investments................................        44,274,622
      Net amortization/accretion of premiums/discounts on investments..............         4,799,105
      Net realized gain/loss on investments........................................        (1,524,527)
      Net change in unrealized appreciation/depreciation on investments............         4,901,731
CHANGES IN ASSETS AND LIABILITIES:
      Decrease in interest receivable..............................................            44,325
      Decrease in prepaid expenses.................................................             1,935
      Increase in restricted cash..................................................          (490,000)
      Increase in interest payable on reverse repurchase agreements................             7,750
      Increase in investment advisory fees payable.................................             3,875
      Decrease in audit and tax fees payable.......................................               (16)
      Decrease in legal fees payable...............................................              (647)
      Decrease in printing fees payable............................................            (3,401)
      Decrease in administrative fees payable......................................              (833)
      Increase in custodian fees payable...........................................             1,529
      Increase in transfer agent fees payable......................................             1,160
      Decrease in Trustees' fees and expenses payable..............................               (65)
      Increase in financial reporting fees payable.................................               771
      Increase in other liabilities payable........................................             2,151
                                                                                        -------------
CASH PROVIDED BY OPERATING ACTIVITIES..............................................                     $     592,001
                                                                                                        -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds of Common Shares reinvested.........................................           268,427
      Distributions to Common Shareholders from net investment income..............        (8,244,891)
      Repurchases of reverse repurchase agreements.................................    (1,776,760,375)
      Reverse repurchase agreements borrowings.....................................     1,786,778,125
                                                                                        -------------

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES........................................                         2,041,286
                                                                                                        -------------
Increase in cash...................................................................                         2,633,287
Cash at beginning of period........................................................                           421,679
                                                                                                        -------------
CASH AT END OF PERIOD..............................................................                     $   3,054,966
                                                                                                        =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest...........................................                     $      66,008
                                                                                                        =============


                       See Notes to Financial Statements                 Page 15

FIRST TRUST MORTGAGE INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                     YEAR             YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED            ENDED
                                                10/31/2011 (b)   10/31/2010 (a)     10/31/2009       10/31/2008       10/31/2007
                                                --------------   --------------   --------------   --------------   --------------
Net asset value, beginning of period........    $        19.59   $        19.63   $        18.03   $        18.66   $        18.41
                                                --------------   --------------   --------------   --------------   --------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................              1.69             2.06             1.57             1.49             1.04
Net realized and unrealized gain (loss).....             (0.82)           (0.45)            1.40            (1.00)            0.23
                                                --------------   --------------   --------------   --------------   --------------
Total from investment operations............              0.87             1.61             2.97             0.49             1.27
                                                --------------   --------------   --------------   --------------   --------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.......................             (2.03)           (1.65)           (1.37)           (1.12)           (1.02)
                                                --------------   --------------   --------------   --------------   --------------
Total from distributions....................             (2.03)           (1.65)           (1.37)           (1.12)           (1.02)
                                                --------------   --------------   --------------   --------------   --------------
Net asset value, end of period..............    $        18.43   $        19.59   $        19.63   $        18.03   $        18.66
                                                ==============   ==============   ==============   ==============   ==============
Market value, end of period.................    $        18.94   $        20.70   $        17.91   $        15.71   $        16.32
                                                ==============   ==============   ==============   ==============   ==============
TOTAL RETURN BASED ON NET ASSET VALUE (c) ..              4.60%            9.01%           18.21%            3.38%            7.80%
                                                ==============   ==============   ==============   ==============   ==============
TOTAL RETURN BASED ON MARKET VALUE (c)......              1.68%           26.18%           23.91%            2.94%            4.69%
                                                ==============   ==============   ==============   ==============   ==============

-----------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........    $       75,014   $       79,495   $       79,462   $       72,956   $       75,487
Ratio of total expenses to average
  net assets ...............................              2.23%            2.00%            2.07%            2.69%            3.24%
Ratio of total expenses to average net
  assets excluding interest expense.........              2.14%            1.95%            1.99%            1.83%            1.71%
Ratio of net investment income (loss) to ...
  average net assets........................              8.74%           10.50%            9.01%            7.93%            5.70%
Portfolio turnover rate.....................                47%              36%              39%              10%              22%

-----------------------------


(a) On September 20, 2010, the Fund's Board of Trustees approved a new investment management agreement with First Trust Advisors L.P. and a new investment sub-advisory agreement with Fixed Income Discount Advisory Company ("FIDAC"), and on December 6, 2010, the Fund's shareholders voted to approve both agreements. (See Note 3 in the Notes to Financial Statements.)

(b) Effective April 29, 2011, the Fund's Board of Trustees approved Brookfield Investment Management Inc. ("Brookfield") as the investment sub-advisor to the Fund, replacing FIDAC. The Fund's shareholders approved the Investment Management Agreement with Brookfield on July 25, 2011. (See Note 3 in the Notes to Financial Statements.)

(c) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.


Page 16                See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                                OCTOBER 31, 2011


                              1. FUND DESCRIPTION

First Trust Mortgage Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on February 22, 2005, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FMY on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund pursues these objectives by investing in mortgage-backed securities that, in the opinion of Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor"), offer an attractive combination of credit quality, yield and maturity. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. The Fund's securities will be valued as follows:

      U.S. Government securities, Mortgage-backed securities ("MBS"), Asset-backed securities ("ABS") and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

      Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

In the event that the pricing service or dealer does not provide a valuation, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Fund's NAV, First Trust may use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a security is based on the consideration of all available information, including, but not limited to, the following:

      1)    the fundamental business data relating to the issuer;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of security;

      4)    the financial statements of the issuer;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                                OCTOBER 31, 2011

      5) the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

     10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

     11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and

     12)    other relevant factors.


The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar securities in active markets.

            o Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of October 31, 2011, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and the accretion of discounts are recorded using the effective interest method.

The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2011, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. REVERSE REPURCHASE AGREEMENTS:

Reverse repurchase agreements are utilized as leverage for the Fund. A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing under which Fund assets are pledged as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the loan will be repaid and the collateral will correspondingly be received back to the Fund. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                                OCTOBER 31, 2011

Information for the year ended October 31, 2011:

     Maximum amount outstanding during the period.................. $30,304,250
     Average amount outstanding during the period*................. $19,051,802
     Average Common Shares outstanding during the period...........   4,062,374
     Average debt per Common Share outstanding during the period...       $4.69

* The average amount outstanding during the period was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the year ended October 31, 2011.

During the year ended October 31, 2011, interest rates ranged from 0.08% to 1.55%, with a weighted average interest rate of 0.38%, on borrowings by the Fund under reverse repurchase agreements, which had interest expense that aggregated $73,758.

D. INVERSE FLOATING-RATE SECURITIES:

An inverse floating-rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed-rate security. These instruments are typically used to enhance the yield of the portfolio. These securities are identified on the Portfolio of Investments.

E. STRIPPED MORTGAGE-BACKED SECURITIES:

Stripped Mortgage-Backed Securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an interest-only or IO security and all of the principal is distributed to holders of another type of security known as a principal-only or PO security. These securities are identified on the Portfolio of Investments.

F. INTEREST-ONLY SECURITIES:

An interest-only security ("IO Security") is the interest-only portion of a MBS that receives some or all of the interest portion of the underlying MBS and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities are identified on the Portfolio of Investments.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2011, primarily as a result of differing book/tax treatment on recognition of amortization/accretion on portfolio holdings, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) by $836,503, a decrease in accumulated net realized gain (loss) on investments by $626,878 and a decrease to paid-in capital of $209,625. Net assets were not affected by this reclassification.

The tax character of distributions paid during the fiscal year ended October 31, 2011 and October 31, 2010 was as follows:

Distributions paid from:                            2011            2010

Ordinary income.............................    $8,244,891       $6,682,196
Capital gain................................            --               --
Return of capital...........................            --               --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                                OCTOBER 31, 2011

As of October 31, 2011, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income......................  $     7,646,720
Undistributed capital gains........................               --
                                                     ---------------
Total undistributed earnings.......................        7,646,720
Accumulated capital and other losses...............       (6,209,176)
Net unrealized appreciation (depreciation).........       (3,378,380)
                                                     ---------------
Total accumulated earnings (losses)................       (1,940,836)
Other..............................................               --
Paid-in capital....................................       76,955,077
                                                     ---------------
Net assets.........................................  $    75,014,241
                                                     ===============

H. INCOME AND OTHER TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which 98.2% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry realized capital losses forward for eight years following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2011, the Fund had a capital loss carryforward for federal income tax purposes of $6,209,176, expiring as follows:

                 EXPIRATION DATE           AMOUNT
                 October 31, 2014       $ 2,859,304
                 October 31, 2017       $ 1,927,985
                 October 31, 2018       $ 1,421,887

During the taxable year ended October 31, 2011, the Fund utilized capital loss carryforwards in the amount of $897,649.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2008, 2009, 2010 and 2011 remain open to federal and state audit. As of October 31, 2011, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

I. EXPENSES:

The Fund will pay all expenses directly related to its operations.

J. ACCOUNTING PRONOUNCEMENTS:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund's financial statement disclosures, if any.

In May 2011, the FASB issued ASU 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs", modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity, and (iv) a narrative description of the sensitivity of the fair value measurement to changes in

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                                OCTOBER 31, 2011

unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and is therefore not effective for the current fiscal year. Management is in the process of assessing the impact of the updated standards on the Fund's financial statements, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Brookfield serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee of 0.50% of Managed Assets that is paid monthly by First Trust from its investment advisory fee. Prior to April 29, 2011, pursuant to a vote by the Fund's shareholders on December 6, 2010, Fixed Income Discount Advisory Corp. ("FIDAC") served as the Fund's sub-advisor and managed the Fund's portfolio subject to First Trust's supervision. FIDAC also received a portfolio management fee of 0.50% of Managed Assets that was paid monthly by First Trust from its investment advisory fee.

On April 18, 2011, the Board of Trustees of the Fund approved Brookfield as investment sub-advisor to the Fund, replacing FIDAC. Brookfield assumed the day-to-day responsibility for management of the Fund's portfolio as of April 29, 2011. As a result, the Fund entered into an interim investment sub-advisory agreement between the Fund, Brookfield and First Trust, which remained in effect until the earlier of September 26, 2011 or until a new sub-advisory agreement was approved by shareholders of the Fund. The shareholders of the Fund approved a new investment sub-advisory agreement with Brookfield on July 25, 2011.

Also, effective on April 29, 2011, the Fund's name was changed from First Trust/FIDAC Mortgage Income Fund to "First Trust Mortgage Income Fund," and the Fund continues to trade under the same ticker symbol "FMY."

BNY Mellon Investment Servicing (US) Inc. serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. Effective September 30, 2011, the Bank of New York Mellon serves as the Fund's Custodian in accordance with certain fee arrangements. Prior to September 30, 2011, BNY Mellon Investment Servicing Trust Company (formerly known as PFPC Trust Company) served as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustee") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with Board or Committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the Fund for serving in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the year ended October 31, 2011 were $26,822,591 and $28,109,241, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the year ended October 31, 2011 were $28,072,463 and $16,202,159, respectively.

                               5. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                                OCTOBER 31, 2011

                             6. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund distributions. Security prices can fluctuate for several reasons including the general condition of the securities market, or when political or economic events affecting the issuers occur, including the risk that borrowers do not pay their mortgages. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Advisor or Sub-Advisor may take temporary defensive positions.

SUBORDINATED DEBT RISK: A portion of the Fund's Managed Assets may be invested in subordinated classes of MBS, including debt obligations issued by private originators or issuers backed by residential mortgage loans and multi-class debt or pass-through or pay-through securities backed by a mortgage loan or pool of mortgage loans on commercial real estate. Such subordinated classes are subject to a greater degree of non-payment risk than are senior classes of the same issuer or agency.

PREPAYMENT RISK: If borrowers prepay their mortgage loans at rates that are faster than expected, this results in prepayments that are faster than expected on MBS. These faster than expected prepayments may adversely affect the Fund's profitability, particularly if the prepayments must be reinvested at market interest rates that are below the Fund portfolio's current earnings rate.

Moreover, the Fund may also hold MBS that are less affected by prepayments. While the Sub-Advisor seeks to minimize prepayment risk to the extent practical, they must balance prepayment risk against other risks and the potential returns of each investment in selecting investments. No strategy can completely insulate the Fund from prepayment risk.

INTEREST RATE RISK: The Fund may also hold MBS which are Stripped Mortgage-Backed Securities, IO securities and PO securities. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO security will fall and the value of an IO security will rise.

LEVERAGE RISK: Borrowings up to 33-1/3% (or such other percentage as permitted by law) of Fund assets (including the amount borrowed) less liabilities other than borrowings may be utilized in the Fund. Leverage may be used for investment purposes and to meet cash requirements. The leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the NAV of the Fund. Reverse repurchase agreements are used to leverage the Fund's assets. Reverse repurchase agreements are subject to the risks that the market value of the Fund's securities sold may decline below the price of the securities the Fund is obligated to repurchase, and that the securities may not be returned to the Fund. From time to time the amount of the leverage may be changed in response to actual or anticipated changes in interest rates or the value of the Fund's investment portfolio. There can be no assurance that the leverage strategies will be successful.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or, in the case of asset-backed issuers, a decline in the value and/or cash flows of the underlying assets; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the proceeds from matured, traded or called bonds are invested at market interest rates that are below the Fund portfolio's current earnings rate; and (iii) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

                              7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were subsequent events:

On November 21, 2011, the Fund declared a dividend of $0.16 per share to Common Shareholders of record on December 5, 2011, payable December 9, 2011.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                                OCTOBER 31, 2011

On December 20, 2011, the Fund declared dividends totaling $0.27 per share to Common Shareholders of record on December 30, 2011, payable January 17, 2012. Of this amount, $0.16 per share represents the Fund's regular monthly dividend and $0.11 per share represents a special distribution.

Effective January 1, 2012, each Independent Trustee will be paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund. The fixed annual retainer will be allocated pro rata among each fund in the First Trust Fund Complex based on net assets. In addition, each Independent Trustee will be paid $1,000 by First Trust for his attendance at any organizational meeting for a new closed-end fund or other actively managed fund and $500 for any new index fund.

Additionally, the Lead Independent Trustee will be paid $15,000 annually, the Chairman of the Audit Committee will be paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee will be paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

CHANGE IN CERTAIN INVESTMENT STRATEGIES

On April 18, 2011, the Fund's Board of Trustees approved changes to certain of the Fund's investment strategies. The Fund's investment strategies are non-fundamental policies of the Fund and require 60 days' prior written notice to shareholders before they can be changed by the Board without receiving shareholder approval. As such, effective on or about February 29, 2012, the following Fund investment strategy change will become effective:

      o FMY may invest up to 25% of its Managed Assets in securities that at the time of investment are rated below A by a nationally recognized statistical rating organization ("NRSRO") or are unrated but judged to be of comparable quality by the Fund's Sub-Advisor. In the event that a given security receives a split rating at the time of investment, the Fund will treat the security as being rated in the highest category received from an NRSRO.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST MORTGAGE INCOME FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Mortgage Income Fund (formerly known as First Trust/FIDAC Mortgage Income
Fund) (the "Fund"), including the portfolio of investments, as of October 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the Fund's custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Mortgage Income Fund as of October 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 23, 2011

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                          OCTOBER 31, 2011 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                          OCTOBER 31, 2011 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of May 31, 2011, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2011, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund (formerly known as First Trust/FIDAC Mortgage Income Fund), First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Strategic High Income Fund III, First Trust Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund was held on April 18, 2011. At the Annual Meeting, Trustee Robert F. Keith was elected by the Common Shareholders of the First Trust Mortgage Income Fund as a Class I Trustee for a three-year term expiring at the Fund's annual meeting of shareholders in 2014. The number of votes cast in favor of Mr. Keith was 3,505,231, the number of votes against was 75,899 and the number of abstentions was 475,815. Richard E. Erickson, Thomas R. Kadlec, Niel
B. Nielson and James A. Bowen are the other current and continuing Trustees.

A special meeting of shareholders of the Fund was held on July 25, 2011. At the meeting, shareholders approved a new investment management sub-advisory agreement between the Fund, First Trust and Brookfield. 2,092,126 (51.51%) of the outstanding voting securities were voted at the meeting. The number of votes cast in favor of the new investment sub-advisory management agreement was 1,972,360, the number of votes against was 48,520, and the number of abstentions was 71,246. The terms of the new investment sub-advisory agreement are substantially similar to the terms of the previous agreements.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                          OCTOBER 31, 2011 (UNAUDITED)

                                                                                                     NUMBER OF
                                                                                                   PORTFOLIOS IN        OTHER
                                    TERM OF OFFICE                                                THE FIRST TRUST  TRUSTEESHIPS OR
                                         AND                                                       FUND COMPLEX     DIRECTORSHIPS
 NAME, ADDRESS, DATE OF BIRTH          LENGTH OF             PRINCIPAL OCCUPATIONS                  OVERSEEN BY        HELD BY
  AND POSITION WITH THE FUND          SERVICE(2)              DURING PAST 5 YEARS                     TRUSTEE          TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee      o Three Year Term  Physician; President, Wheaton Orthopedics;          82       None
c/o First Trust Advisors L.P.                        Co-Owner and Co-Director (January 1996
120 E. Liberty Drive,             o Since Fund       to May 2007), Sports Med Center for
  Suite 400                         Inception        Fitness; Limited Partner, Gundersen Real
Wheaton, IL 60187                                    Estate Limited Partnership; Member,
D.O.B.: 04/51                                        Sportsmed LLC

Thomas R. Kadlec, Trustee         o Three Year Term  President (March 2010 to Present), Senior           82       Director of ADM
c/o First Trust Advisors L.P.                        Vice President and Chief Financial Officer                   Investor Services,
120 E. Liberty Drive,             o Since Fund       (May 2007 to March 2010), Vice President                     Inc. and ADM
  Suite 400                         Inception        and Chief Financial Officer (1990 to May                     Investor Services,
Wheaton, IL 60187                                    2007), ADM Investor Services, Inc.                           International
D.O.B.: 11/57                                        (Futures Commission Merchant)

Robert F. Keith, Trustee          o Three Year Term  President (2003 to Present), Hibs                   82       Director of Trust
c/o First Trust Advisors L.P.                        Enterprises (Financial and Management                        Company of
120 E. Liberty Drive,             o Since June 2006  Consulting)                                                  Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee          o Three Year Term  President (June 2002 to Present),                   82       Director of
c/o First Trust Advisors L.P.                        Covenant College                                             Covenant
120 E. Liberty Drive,             o Since Fund                                                                    Transport Inc.
  Suite 400                         Inception
Wheaton, IL 60187
D.O.B.: 03/54
------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen, Trustee,
  President,                      o Three Year       Chief Executive Officer (December 2010              82       None
Chairman of the Board and CEO(1)    Trustee Term     to Present), President, (until December
120 E. Liberty Drive,               and Indefinite   2010), First Trust Advisors L.P. and First
Suite 400                           Officer Term     Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                    Board of Directors, BondWave LLC
D.O.B.: 09/55                     o Since Fund       (Software Development Company/
                                    Inception        Investment Advisor) and Stonebridge
                                                     Advisors LLC (Investment Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.

(2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2014 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2012 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2013 annual meeting of shareholders. Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function ..

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                          OCTOBER 31, 2011 (UNAUDITED)

    NAME, ADDRESS         POSITION AND OFFICES        TERM OF OFFICE AND                     PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH            WITH FUND              LENGTH OF SERVICE                       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                 OFFICERS WHO ARE NOT TRUSTEES (3)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley        Treasurer, Chief Financial   o Indefinite Term       Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,  Officer and Chief                                    and Chief Financial Officer, First Trust Advisors
   Suite 400           Accounting Officer           o Since Fund Inception  L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                           Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                               Company/Investment Advisor) and Stonebridge
                                                                            Advisors LLC (Investment Advisor)

Erin E. Chapman        Assistant Secretary          o Indefinite Term       Assistant General Counsel (October 2007 to
120 E. Liberty Drive,                                                       Present), Associate Counsel (March 2006 to October
   Suite 400                                        o Since June 2009       2007), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                           Portfolios L.P.
D.O.B.: 08/76

James M. Dykas         Assistant Treasurer          o Indefinite Term       Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,                                                       President (April 2007 to Present), Vice President
   Suite 400                                        o Since Fund Inception  (January 2005 to April 2007), First Trust Advisors
Wheaton, IL 60187                                                           L.P. and First Trust Portfolios L.P.
D.O.B.: 01/66

Christopher R. Fallow  Assistant Vice President     o Indefinite Term       Assistant Vice President (August 2006 to Present),
120 E. Liberty Drive,                                                       First Trust Advisors L.P. and First Trust Portfolios
   Suite 400                                        o Since Fund Inception  L.P.
Wheaton, IL 60187
D.O.B.: 07/55

Roseanne Gatta         Assistant Secretary          o Indefinite Term       Board Liaison Associate (July 2010 to Present),
120 E. Liberty Drive,                                                       First Trust Advisors L.P. and First Trust Portfolios
   Suite 400                                        o Since March 2011      L.P.; Assistant Vice President (February 2001 to
Wheaton, IL 60187                                                           July 2010), PNC Global Investment Servicing
D.O.B.: 07/55

W. Scott Jardine       Secretary                    o Indefinite Term       General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive,                                                       Trust Portfolios L.P. and BondWave LLC (Software
   Suite 400                                        o Since Fund Inception  Development Company/Investment Advisor);
Wheaton, IL 60187                                                           Secretary of Stonebridge Advisors LLC (Investment
D.O.B.: 05/60                                                               Advisor)

Daniel J. Lindquist    Vice President               o Indefinite Term       Senior Vice President (September 2005 to
120 E. Liberty Drive,                                                       Present), First Trust Advisors L.P. and First Trust
   Suite 400                                        o Since Fund Inception  Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 02/70

Coleen D. Lynch        Assistant Vice President     o Indefinite Term       Assistant Vice President (January 2008 to Present),
120 E. Liberty Drive,                                                       First Trust Advisors L.P. and First Trust Portfolios
   Suite 400                                        o Since July 2008       L.P.; Vice President (May 1998 to January 2008),
Wheaton, IL 60187                                                           Van Kampen Asset Management and Morgan
D.O.B.: 07/58                                                               Stanley Investment Management

Kristi A. Maher        Assistant Secretary and      o Indefinite Term       Deputy General Counsel (May 2007 to Present),
120 E. Liberty Drive,  Chief Compliance Officer     o Assistant Secretary   Assistant General Counsel (March 2004 to May
Suite 400                                             Since Fund Inception  2007), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                   o Chief Compliance      Portfolios L.P.
D.O.B.: 12/66                                         Officer Since
                                                      January 2011


-----------------------------
(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                        FIRST TRUST MORTGAGE INCOME FUND
                          OCTOBER 31, 2011 (UNAUDITED)


PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") value our relationship with you and consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We may collect nonpublic personal information about you from the following sources:

      o Information we receive from you or your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required by law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o IN ORDER TO PROVIDE YOU WITH PRODUCTS AND SERVICES AND TO EFFECT TRANSACTIONS THAT YOU REQUEST OR AUTHORIZE, WE MAY DISCLOSE YOUR PERSONAL INFORMATION AS DESCRIBED ABOVE TO UNAFFILIATED FINANCIAL SERVICE PROVIDERS AND OTHER COMPANIES THAT PERFORM ADMINISTRATIVE OR OTHER SERVICES ON OUR BEHALF, SUCH AS TRANSFER AGENTS, CUSTODIANS AND TRUSTEES, OR THAT ASSIST US IN THE DISTRIBUTION OF INVESTOR MATERIALS SUCH AS TRUSTEES, BANKS, FINANCIAL REPRESENTATIVES, PROXY SERVICES, SOLICITORS AND PRINTERS.

      o WE MAY RELEASE INFORMATION WE HAVE ABOUT YOU IF YOU DIRECT US TO DO SO, IF WE ARE COMPELLED BY LAW TO DO SO, OR IN OTHER LEGALLY LIMITED CIRCUMSTANCES (FOR EXAMPLE TO PROTECT YOUR ACCOUNT FROM FRAUD).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

POLICY ONLINE

We allow third-party companies, including AddThis, to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at (800) 621-1675 (First Trust Portfolios) or (800) 222-6822 (First Trust Advisors).

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FIRST TRUST


INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Brookfield Investment Management Inc.
3 World Financial Center
200 Vesey Street, 10th Floor
New York, NY 10281

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
1 Wall Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

   (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

   (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas

R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

  (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $45,000 for the fiscal year ended October 31, 2010 and $40,000 for the fiscal year ended October 31, 2011.

  (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2010 and $0 for the fiscal year ended October 31, 2011.

     Audit-Related Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2010 and $3,000 for the fiscal year ended October 31, 2011.

  (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,200 for the fiscal year ended October 31, 2010 and $5,200 for the fiscal year ended October 31, 2011. These fees were for tax return preparation.

      Tax Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2010 and $0 for the fiscal year ended October 31, 2011.

  (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2010 and $0 for the fiscal year ended October 31, 2011.

      All Other Fees (Investment Adviser) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2010 and $0 for the fiscal year ended October 31, 2011.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

  (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
       (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%

                          (c)  0%

                          (d)  0%

   (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

   (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the Registrant's fiscal year ended October 31, 2010 were $5,200 for the Registrant and $6,000 for the Registrant's investment adviser and for the Registrant's fiscal year ended October 31, 2011 were $5,200 for the Registrant and $3,720 for the Registrant's investment adviser.

   (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                     BROOKFIELD INVESTMENT MANAGEMENT INC.
                 PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES
                                   JULY 2010


The Portfolio Proxy Voting Policies and Procedures (the "Policies and Procedures") set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries (collectively, "BIM") in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients ("Clients") for which BIM has been delegated such proxy voting authority.

A. PROXY VOTING COMMITTEE

BIM's internal proxy voting committee (the "Committee") is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent's compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines ("Guidelines").

B. ADMINISTRATION AND VOTING OF PORTFOLIO PROXIES

1. FIDUCIARY DUTY AND OBJECTIVE

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company's stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM's primary consideration is the economic interests its Clients.

2. PROXY VOTING AGENT

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent's research and analysis as part of BIM's own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM's portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission ("SEC").

3. MATERIAL CONFLICTS OF INTEREST

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

      o BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the "Company") whose management is soliciting proxies or BIM is seeking to provide such services;

      o BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or

      o BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management's recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

      o If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

      o If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4. CERTAIN FOREIGN SECURITIES

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as "share-blocking." If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the "share-blocking period," BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C. FUND BOARD REPORTING AND RECORDKEEPING

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the "Helios Funds") describing:

      o any issues arising under these Policies and Procedures since the last report to the Helios Funds' Boards of Directors and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

      o any proxy votes taken by BIM on behalf of the Helios Funds since the last report to the Helios Funds' Boards of Directors that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors of the Helios Funds with a written report of any recommended changes based upon BIM's experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

      o     these Policies and Procedures, as amended from time to time;

      o records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

      o records of written client requests for proxy voting information and any written responses of BIM to such requests; and

      o any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D. AMENDMENTS TO THESE PROCEDURES

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Helios Funds for review and approval.

E. PROXY VOTING GUIDELINES

Guidelines are available upon request.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS.

INFORMATION PROVIDED AS OF JANUARY 3, 2012.

On April 29, 2011, Brookfield Investment Management Inc. ("Brookfield" or "Sub-Advisor") took over the portfolio management of the Registrant. Brookfield is a global investment manager focused on specialized equity and fixed-income securities investments. The firm is a subsidiary of Brookfield Asset Management Inc., a global alternative asset manager with approximately $150 billion in assets under management as of September 30, 2011 and over 100 years of history in owning and operating assets with a focus on real estate, infrastructure, power and private equity. The combination of access to this operational experience, along with the breadth of Brookfield's product offerings and depth of its investment teams, provides enhanced opportunity for investment. Brookfield is an SEC-registered investment advisor and with its affiliates, had approximately $21 billion in assets under management as of September 30, 2011. Headquartered in New York, the firm maintains offices and investment teams in Chicago, Boston, London, Hong Kong, Sydney, and Toronto.

Anthony Breaks, CFA, Director
Mr. Breaks is a Portfolio Manager on the Securitized Products Investments team. Mr. Breaks is one of four team leaders in mortgage-backed securities ("MBS") and asset-backed securities ("ABS") and is a member of the team's securities analysis committee. In his role, Mr. Breaks is one of the team's portfolio managers. Mr. Breaks also has managed securitized product vehicles, such as structured investment vehicle ("SIV"), asset-backed commercial paper ("ABCP") and collateralized debt obligations ("CDOs") for Brookfield and has experience in insurance company asset management. Mr. Breaks earned a Bachelor of Science degree in Electrical Engineering from the Massachusetts Institute of Technology. He holds the Chartered Financial Analyst ("CFA") designation.

Chris Wu, Director
Mr. Wu is a Portfolio Manager on the Securitized Products Investment Team focusing on Agency MBS. He is responsible for the firm's Agency MBS exposures. He develops quantitative tools to formulate research and develop trading strategies for Agency MBS exposures. Mr. Wu holds an MBA from New York University as well as a Master of Science degree in Computer Science from the University of Saskatchewan. He also earned a Bachelor of Economics from Huazhong University of Science and Technology in China.

(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

Information provided as of October 31, 2011.

                                                                                                    # of Accounts     Total Assets
                                                                                                  Managed for which     for which
                                                                         Total                     Advisory Fee is    Advisory Fee
 Name of Portfolio Manager or                                        # of Accounts                     Based on        is Based on
          Team Member                    Type of Accounts*              Managed     Total Assets     Performance       Performance
-----------------------------            -----------------           -------------  ------------  -----------------   ------------

       1. Anthony Breaks          Registered Investment Companies:         0             $0               0                $ 0

                                 Other Pooled Investment Vehicles:         0             $0               0                $ 0

                                          Other Accounts:                  2           $422M              0                $ 0


          2. Chris Wu             Registered Investment Companies:         0            $ 0               0                $ 0

                                 Other Pooled Investment Vehicles:         0            $ 0               0                $ 0

                                          Other Accounts:                  0            $ 0               0                $ 0


POTENTIAL CONFLICTS OF INTERESTS

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a client's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Brookfield has adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for it and the individuals that it employs. For example, Brookfield seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. Brookfield also has adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts.

(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS

PORTFOLIO MANAGER COMPENSATION

Information provided as of May 31, 2011.

The Registrant's portfolio managers are compensated by the sub-advisor. Brookfield compensates its portfolio managers based on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for Brookfield's portfolio managers varies in line with a portfolio manager's seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of Brookfield or supervising various departments) includes consideration of the scope of such responsibilities and the portfolio manager's performance in meeting them. Brookfield seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation also are influenced by the operating performance of Brookfield and its parent company, Brookfield Asset Management Inc. While the salaries of Brookfield's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of Brookfield and measured by individual and team-oriented performance guidelines. The amount of the Long Term Incentive Plan (LTIP) is approved by the board of directors annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with our clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.

(4) DISCLOSURE OF SECURITIES OWNERSHIP

Information provided as of October 31, 2011


                                        DOLLAR RANGE OF FUND
                                        SHARES BENEFICIALLY
               NAME                     OWNED

          Anthony Breaks                    $ 0
             Chris Wu                       $ 0


(B)      Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)              First Trust Mortgage Income Fund


By (Signature and Title)* /s/ James A. Bowen
                          ------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date December 22, 2011


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ James A. Bowen
                          ------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date December 22, 2011


By (Signature and Title)* /s/ Mark R. Bradley
                          ------------------------------------------------------
                          Mark R. Bradley, Treasurer, Chief Financial
                          Officer and Chief Accounting Officer
                          (principal financial officer)

Date December 22, 2011

* Print the name and title of each signing officer under his or her signature.